UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2014

NATIONSTAR MORTGAGE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
350 Highland Drive
Lewisville, Texas 75067
(Address of principal executive offices)
(469) 549-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 2.02 Results of Operations and Financial Condition.
On February 27, 2014, Nationstar Mortgage Holdings Inc. issued a press release announcing its financial results for the fourth quarter and for its full fiscal year ended December 31, 2013. A copy of such press release is attached as Exhibit 99.1 and will be published on the Company’s website at http://www.investors.nationstarholdings.com. The press release includes certain non-generally accepted accounting principles (“non-GAAP”) financial measures. Reconciliations to the most directly comparable generally accepted accounting principles (“GAAP”) financial measures are included in the press release.

On February 27, 2014, the Company will hold a telephone conference and webcast to discuss the Company’s financial results for the fourth quarter and for its full fiscal year ended December 31, 2013. During this conference, the Company will present certain non-GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and supplementary information related to these reconciliations will be posted to the Company’s website at http://www.investors.nationstarholdings.com prior to the start of the call.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release of Nationstar Mortgage Holdings Inc., dated February 27, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date:	February 27, 2014	By:	/s/ David Hisey
David Hisey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Nationstar Mortgage Holdings Inc., dated February 27, 2014